                  As filed with the Securities and Exchange Commission on [date]




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number: 811-9067
                                                      --------


                       KIRR, MARBACH PARTNERS FUNDS, INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)



                    621 WASHINGTON STREET, COLUMBUS, IN 47202
                    -----------------------------------------
               (Address of principal executive offices) (Zip code)



     KIRR, MARBACH & COMPANY, LLC, 621 WASHINGTON STREET, COLUMBUS, IN 47202
     -----------------------------------------------------------------------
                     (Name and address of agent for service)



                                 (812) 376-9444
                                 ---------------
               Registrant's telephone number, including area code



Date of fiscal year end: SEPTEMBER 30, 2005
                         ------------------



Date of reporting period:  MARCH 31, 2005
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.

                          (KM & CO COVER PAGE GRAPHIC)

                       (KIRR MARBACH PARTNERS VALUE FUND)

  "The optimist sees opportunity in every danger; the pessimist sees danger in every opportunity."
                                                          - Winston Churchill

May 26, 2005

DEAR FELLOW SHAREHOLDERS:

The U.S. equity market stumbled out of the starting gate and posted a negative return in the first calendar quarter of the year. We stated in January our belief the probabilities suggested lower expected future returns and the possibility the market might surrender a portion of the gain from the October 2002 bottom. We thought if the overall market struggled, it would be difficult for Value Fund to continue generating positive returns. Thus, while we're disappointed about posting a negative return for the first calendar quarter (but note Value Fund's return for the six-months ending March 31, 2005 remains solidly positive), we're not particularly surprised. Our charge is to tune-out the noise and use the market's euphoria or despair to our fellow shareholders' long-term advantage. We've focused our energies on finding good businesses selling at a significant discount to intrinsic value. It's a strategy that's served our fellow shareholders well and we intend to stay the course.

THE STOCK MARKET

On the heels of a strong November-December 2004 advance, the U.S. equity market stumbled in January. The market staged a subsequent recovery through early March that took the Standard and Poor's 500 Index to its highest level since the low of October 9, 2002. However, the recovery faltered during the final weeks of the first calendar quarter, leading the major market indices to negative total returns.

One of the primary catalysts for the weakness in the equity market in the March quarter was surging crude oil prices, which we discussed in our quarterly update dated October 18, 2004. Our observation at the time was the crude oil futures contract had eclipsed $53/barrel, the highest in the 21-year trading history of the contract, and was weighing heavily on the equity market. The price subsequently dropped to just above $40/barrel in early December, which contributed to the market's fourth quarter surge. During the first quarter of 2005 the contract price went through its October 2004 former high like a hot knife through butter, piercing the $58/barrel level. Adding fuel to the fire, no pun intended, Goldman Sachs issued a research report at the end of the quarter stating the oil market may have entered into the early stages of a "super spike" period, which could drive oil prices toward $105/barrel.

--------------------------------------------------------------------------------

                       (KIRR MARBACH PARTNERS VALUE FUND)

   PERIODS ENDING     VALUE FUND (1)   RUSSELL MIDCAP (2)   S&P 500 (3)
 MARCH 31, 2005 (4)    TOTAL RETURN          INDEX             INDEX
3-months                   -0.70%            -0.25%            -2.15%
6-months                   11.43%            13.37%             6.88%
One-year                    9.42%            14.05%             6.69%
Two-years                  24.25%            31.16%            20.07%
Three-years                 6.13%            10.53%             2.75%
Five-years                 10.02%             5.49%            -3.16%
Since Inception
  (December 31,
  1998)                     8.62%             8.87%             0.85%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 1-800-870-8039.

THE FUND IMPOSES A 1.00% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS.

(1) The performance data quoted assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In absence of fee waivers, total return would be reduced. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) The Russell Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.

(3) The S&P 500 is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4) One-year, two-year, three-year, five-year and Since Inception returns are Average Annualized Returns.

We don't know anything about "super spikes" and have no idea whether $105/barrel is the "right" or "wrong" number. We do know making predictions with numbers attached to them is ultimately a loser's game. We also know there's no quicker way to grab a headline or faster way to whip an already speculatively frothy market into a tizzy than to "throw" a big, seemingly outlandish number "out there." We can't help but remember PaineWebber analyst (former) Walter Piecyk, who caused a big stir and earned his 15 minutes of fame in late December 1999 (as technology stocks were in their full supernova stage) when he initiated coverage of QUALCOMM Incorporated with a price target of $1000 (pre-split). The stock, $503 at the time, promptly jumped 31% to $659. As Warren Buffet is fond of saying, "you only learn who has been swimming naked when the tide goes out," and when the tide went out for the stars (former) of the technology bubble, QUALCOMM found itself like a beached whale with a near-90% peak-to-trough decline. Given the recent rapid rise in oil prices, investors are rightfully focused on this volatile market. Persistently higher oil prices will put a crimp in economic growth and will be a continuing negative for the equity market. By the same token, if the recent increase proves to be more temporary in nature, a major psychological barrier will be removed. Again, we don't profess any special insight into the future of the oil market, but history cautions investors to be wary of "out there" predictions.

One positive trend for the market we do think will have staying power is the wave of mergers and acquisitions that were announced in the first quarter. The Procter & Gamble Company got the ball rolling with its $54 billion purchase of The Gillette Company. SBC Communications Inc. followed with its $16 billion purchase of AT&T Corp. Federated Department Stores, Inc. announced it was purchasing The

--------------------------------------------------------------------------------

                       (KIRR MARBACH PARTNERS VALUE FUND)

May Department Stores Company for $11 billion. Verizon Communications Inc. and Qwest Communications International Inc. are locked in a heated battle over acquiring MCI, with the winner likely to pay in the $8-10 billion range. As the economic recovery matures, making revenue growth more difficult, companies are finding acquisitions of competitors an attractive means of growing the top-line. Similarly, with all of the cost-cutting that occurred during the last downturn, there simply isn't a lot of "fat" to trim that would add to earnings. However, if a company acquires a competitor, there can be opportunities to eliminate redundant expenditures. With corporate balance sheets in generally solid shape and with the strong recovery of stock prices from the low, acquisition-minded companies have the wherewithal to do these huge deals.

The first quarter also saw the return of the mega-leveraged buyout (LBO) as SunGard Data Systems Inc. agreed to be purchased by a group of seven private investment firms for $11.3 billion. This will rank as the second largest LBO in history, trailing only the $29.4 billion LBO of RJR Nabisco in 1988. We also expect this trend to continue, as various "private equity" firms and hedge funds, which control huge pools of capital, flex their muscles. The Carlyle Group recently raised a record $10 billion in equity capital for a new buyout fund, with the ability to borrow an additional $45 billion. The Wall Street Journal indicated Blackstone Group, Warburg Pincus and Goldman Sachs are expected to announce buyout funds similar in size to Carlyle's, or possibly bigger and that total capital (equity and debt) available to private equity firms is in the neighborhood of $1 trillion.

SUMMARY

Just because we thought returns going forward were going to be more modest and that a giveback of a portion of the recent strong gains was a possibility doesn't make the first calendar quarter's loss any more palatable. We like what we own and Value Fund's portfolio is well-positioned for the long-term. We had raised cash as stocks reached price targets in the latter part of 2004 and early part of 2005, so we have the ability to pursue good opportunities.

Regards,

-s- Mark D. Foster                               -s- Mickey Kim
Mark D. Foster, CFA                              Mickey Kim, CFA
President                                        Vice-President, Treasurer and Secretary

VALUE FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. VALUE FUND MAY ALSO INVEST IN SMALL- AND MEDIUM-CAPITALIZATION COMPANIES, WHICH TEND TO HAVE MORE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

Please refer to the Schedule of Investments for complete fund holdings information.

Value Fund's holdings are subject to change and are not a recommendation to buy or sell any security.

This material must be preceded or accompanied by a current Prospectus. Value Fund's investment objectives, risks, charges and expenses must be considered carefully before you invest or send money.

QUASAR DISTRIBUTORS, LLC IS THE DISTRIBUTOR FOR VALUE FUND. (5/05)

For further information about Value Fund and/or an account application, please call Craig Kessler at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN 47202-1729.

--------------------------------------------------------------------------------

                       (KIRR MARBACH PARTNERS VALUE FUND)

                  EXPENSE EXAMPLE - MARCH 31, 2005 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 - March 31, 2005).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   BEGINNING        ENDING         EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD
                                    10/1/04         3/31/05      10/1/04-3/31/05(1)
Actual                             $1,000.00       $1,113.60            $7.64
Hypothetical (5% return             1,000.00        1,017.70             7.29
before expenses)

(1) Expenses are equal to the Fund's annualized expense ratio after expense reimbursement of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. The annualized expense ratio prior to expense reimbursement was 1.57%.

--------------------------------------------------------------------------------

                       (KIRR MARBACH PARTNERS VALUE FUND)

                       ALLOCATION OF PORTFOLIO NET ASSETS
                           MARCH 31, 2005 (UNAUDITED)

Advertising                                                                       1.8
Automotive & Transportation                                                       6.7
Business & Financial Services                                                    14.5
Closed-End Investments                                                            0.7
Communications                                                                   15.3
Electronics                                                                       8.8
Medical                                                                           6.9
Insurance                                                                        10.3
Manufacturing/Production                                                          8.8
Mining                                                                            0.9
Real Estate                                                                       3.9
Retail                                                                            3.9
Travel & Recreation                                                               4.3
Utilities                                                                         1.8
Cash and Cash Equivalents                                                        11.4

--------------------------------------------------------------------------------

                       (KIRR MARBACH PARTNERS VALUE FUND)

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

       NUMBER
      OF SHARES                                                       VALUE
---------------------                                             --------------
                        COMMON STOCKS - 87.9%

                        ADVERTISING AGENCIES - 1.8%
          62,250        Interpublic Group
                        of Companies, Inc.*                       $      764,430
                                                                  --------------

                        AUTO MANUFACTURERS - 1.4%
          24,550        HONDA MOTOR CO., LTD. - ADR                      614,732
                                                                  --------------
                        AUTOMOTIVE SERVICES - 1.5%
          27,300        Adesa, Inc.                                      637,728
                                                                  --------------
                        BUSINESS SERVICES - 2.8%
          14,700        Automatic Data Processing, Inc.                  660,765
          27,600        MoneyGram International, Inc.                    521,364
                                                                  --------------
                                                                       1,182,129
                                                                  --------------

                        COMMUNICATIONS & MEDIA - 6.5%
          36,650        Emmis Communications Corporation - Class
                        A*                                               704,413
          29,625        Hearst-Argyle Television, Inc.                   755,438
          48,600        Sinclair Broadcast Group, Inc. - Class A         390,258
          31,160        Vivendi Universal SA - ADR*                      953,496
                                                                  --------------
                                                                       2,803,605
                                                                  --------------

                        COMPUTERS & SOFTWARE - 1.7%
          13,900        Affiliated Computer Services, Inc. -
                        Class A*                                         740,036
                                                                  --------------

                        CONSUMER PRODUCTS - 1.7%
          38,618        AutoNation, Inc.*                                731,425
                                                                  --------------
                        ELECTRONIC COMPONENTS - 4.7%
          38,329        Agilent Technologies, Inc.*                      850,904
          55,548        AVX Corporation                                  680,463
          27,629        Intersil Corporation - Class A                   478,534
                                                                  --------------
                                                                       2,009,901
                                                                  --------------

                        ELECTRONICS - 2.4%
          43,650        OLYMPUS CORPORATION - ADR                      1,020,240
                                                                  --------------

       NUMBER
      OF SHARES                                                       VALUE
---------------------                                             --------------

                        FINANCIAL SERVICES - 11.8%
          31,500        CIT Group, Inc.                           $    1,197,000
          29,775        Federated Investors, Inc.                        842,930
          16,000        H&R Block, Inc.                                  809,280
          47,950        Janus Capital Group, Inc.                        668,903
          59,360        NewAlliance Bancshares, Inc.                     831,040
          32,800        Sovereign Bancorp, Inc.                          726,848
                                                                  --------------
                                                                       5,076,001
                                                                  --------------

                        HEALTH CARE - 1.9%
          25,500        Apria Healthcare Group, Inc.*                    818,550
                                                                  --------------

                        INSURANCE - 10.3%
          10,100        CIGNA Corporation                                901,930
          39,728        Conseco, Inc.*                                   811,246
          15,142        MBIA, Inc.*                                      791,624
          21,675        Montpelier Re Holdings Ltd. - f                  761,876
          44,240        Quanta Capital Holdings Ltd. - f*                353,920
          46,800        UnumProvident Corporation                        796,536
                                                                  --------------
                                                                       4,417,132
                                                                  --------------

                        MANUFACTURING/PRODUCTION - 8.8%
          29,050        Algoma Steel, Inc. - f*                          786,383
          18,100        EMCOR Group, Inc.*                               847,442
          22,325        Lubrizol Corp.                                   907,288
          28,000        Washington Group International, Inc.*          1,259,720
                                                                  --------------
                                                                       3,800,833
                                                                  --------------

                        MEDICAL - 3.2%
          13,250        Baxter International, Inc.                       450,235
          18,473        Triad Hospitals, Inc.*                           925,497
                                                                  --------------
                                                                       1,375,732
                                                                  --------------

                        MINING - 0.9%
          10,375        James River Coal Co.*                            397,881
                                                                  --------------

                        PHARMACEUTICALS - 1.8%
          24,107        Hospira, Inc.*                                   777,933
                                                                  --------------

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------
 6

                       (KIRR MARBACH PARTNERS VALUE FUND)

                           MARCH 31, 2005 (UNAUDITED)

       NUMBER
      OF SHARES                                                       VALUE
---------------------                                             --------------

                        REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.9%
          58,190        American Financial Realty Trust           $      851,320
          49,940        Crescent Real Estate Equities Company            816,019
                                                                  --------------
                                                                       1,667,339
                                                                  --------------
                        RETAIL - 3.9%
          37,500        Dillard's Inc. - Class A                       1,008,750
          23,800        Dollar Tree Stores, Inc.*                        683,774
                                                                  --------------
                                                                       1,692,524
                                                                  --------------

                        TELECOMMUNICATIONS - 8.7%
          15,450        ALLTEL Corporation                               847,433
          74,800        Citizens Communications Company                  967,912
         112,000        Liberty Media Corporation - Class A*           1,161,440
           9,600        Telephone and Data Systems, Inc.                 783,360
                                                                  --------------
                                                                       3,760,145
                                                                  --------------

                        TRANSPORTATION - 2.1%
          24,800        Canadian Pacific Railway Limited. -  f           892,056
                                                                  --------------

                        TRAVEL & RECREATION - 4.3%
          11,850        Carnival Corporation - f                         613,949
          55,000        Hilton Hotels Corporation                      1,229,250
                                                                  --------------
                                                                       1,843,199
                                                                  --------------

                        UTILITIES - 1.8%
          18,425        ALLETE, Inc.                                     771,086
                                                                  --------------
                        Total common stocks (Cost $30,490,586)        37,794,637
                                                                  --------------

       NUMBER
      OF SHARES                                                       VALUE
---------------------                                             --------------

                        INVESTMENT COMPANIES - 0.7%

                        CLOSED-END INVESTMENT COMPANIES - 0.7%
          10,862        Tortoise Energy Infrastructure Corp.      $      310,001
                                                                  --------------

                        Total Investment Companies (Cost
                        $271,550)                                        310,001
                                                                  --------------
   PRINCIPAL
     AMOUNT
---------------------
                        SHORT TERM INVESTMENTS - 13.1%

                        US GOVERNMENT AGENCY ISSUES - 12.8%
$      5,504,000        FHLB Discount Note, 2.43%, 4/1/05              5,504,000
                                                                  --------------

                        VARIABLE RATE DEMAND NOTES** - 0.3%
             985        American Family Demand Note, 2.47%                   985
         104,534        Wisconsin Corporate Central
                        Credit Union, 2.52%                              104,534
                                                                  --------------
                                                                         105,519
                                                                  --------------

                        Total short term investments (Cost
                        $5,609,519)                                    5,609,519
                                                                  --------------

                        Total Investments - 101.7% (Cost
                        $36,371,655)                                  43,714,157

                        Liabilities in excess of other assets -
                        (1.7)%                                         (709,967)
                                                                  --------------
                        TOTAL NET ASSETS - 100.0%                 $   43,004,190
                                                                  ==============

          * - Non-income producing security.
         ** - Variable rate security as of March 31, 2005.
        ADR - American Depository Receipt.
           f - Foreign security.

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                       (KIRR MARBACH PARTNERS VALUE FUND)

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005 (UNAUDITED)

ASSETS:
Investments, at current value
  (cost $36,371,655)..............   $  43,714,157
Dividends receivable..............          47,479
Cash..............................         121,963
Receivable for Fund shares sold...          10,240
Interest receivable...............             202
Other assets......................          13,849
                                     -------------
Total Assets......................      43,907,890
                                     -------------

LIABILITIES:
Payable for securities
  purchased.......................         823,785
Accrued expenses..................          46,893
Payable to Adviser................          33,022
                                     -------------
Total Liabilities.................         903,700
                                     -------------

NET ASSETS........................   $  43,004,190
                                     =============

NET ASSETS CONSIST OF:
Capital stock.....................   $  34,377,316
Undistributed net investment
  income..........................         141,056
Undistributed net realized gain on
  investments.....................       1,143,316
Net unrealized appreciation on
  investments.....................       7,342,502
                                     -------------
Total Net Assets..................   $  43,004,190
                                     =============
Shares outstanding (500,000,000
  shares of $0.01 par value
  authorized).....................       3,032,431
Net asset value, redemption price
  and offering price per share....   $       14.18
                                     =============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividend income (net of
  withholding of $1,761)..........   $     446,364
Interest income...................             489
                                     -------------
Total Investment Income...........         446,853
                                     -------------

EXPENSES:
Investment Adviser fees...........         210,894
Legal fees........................          25,538
Administration fees...............          17,933
Shareholder servicing fees........          17,896
Fund accounting fees..............          12,412
Federal and state registration
  fees............................          11,187
Distribution fees.................           8,651
Audit fees........................           8,008
Custody fees......................           7,122
Directors fees....................           4,867
Reports to shareholders...........           2,415
Other.............................           3,979
                                     -------------
Total expenses before
  reimbursement...................         330,902
Less: Reimbursement from
  Investment Adviser..............         (25,105)
                                     -------------
Net Expenses......................         305,797
                                     -------------

NET INVESTMENT INCOME.............         141,056

REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on
  investments.....................       1,143,327
Change in unrealized appreciation/
  depreciation on investments.....       3,269,949
                                     -------------
Net realized and unrealized gain
  on investments..................       4,413,276
                                     -------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......   $   4,554,332
                                     =============

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------
 8

                       (KIRR MARBACH PARTNERS VALUE FUND)

STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS ENDED
                                                             MARCH 31, 2005        YEAR ENDED
                                                              (UNAUDITED)      SEPTEMBER 30, 2004
                                                            ----------------   ------------------
OPERATIONS:
  Net investment income                                       $   141,056         $   238,437
  Net realized gain on investments                              1,143,327           4,872,312
  Change in unrealized appreciation/depreciation on
    investments                                                 3,269,949            (527,701)
                                                              -----------         -----------
  Net increase in net assets resulting from operations          4,554,332           4,583,048
                                                              -----------         -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                     2,096,471           6,319,909
  Shares issued to holders in reinvestment of dividends         4,084,512                   -
  Cost of shares redeemed                                      (4,112,329)         (5,118,587)
                                                              -----------         -----------
  Net increase in net assets from capital share
    transactions                                                2,068,654           1,201,322
                                                              -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (237,101)                  -
  From net realized gains                                      (4,144,465)                  -
                                                              -----------         -----------
    Total dividends and distributions                          (4,381,566)                  -
                                                              -----------         -----------

TOTAL INCREASE IN NET ASSETS                                    2,241,420           5,784,370
                                                              -----------         -----------

NET ASSETS:
  Beginning of period                                          40,762,770          34,978,400
                                                              -----------         -----------
  End of period (including undistributed net investment
    income of $141,055 and $237,101, respectively)            $43,004,190         $40,762,770
                                                              ===========         ===========

CHANGES IN SHARES OUTSTANDING:
  Shares sold                                                     147,790             449,404
  Shares issued to holders in reinvestment of dividends           290,920                   -
  Shares redeemed                                                (284,255)           (368,944)
                                                              -----------         -----------
    Net increase                                                  154,455              80,460
                                                              ===========         ===========

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                       (KIRR MARBACH PARTNERS VALUE FUND)

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period.

                                        SIX MONTHS END
                                        MARCH 31, 2005                        YEAR ENDED SEPTEMBER 30,
                                         (UNAUDITED)        2004          2003          2002          2001          2000
                                        --------------   -----------   -----------   -----------   -----------   -----------
PER SHARE DATA:

Net asset value, beginning of period     $     14.16     $     12.50   $      9.94   $     11.36   $     11.51   $      9.91
                                         -----------     -----------   -----------   -----------   -----------   -----------

Income from investment operations:
  Net investment income (loss)                  0.05            0.08         (0.03)         0.00(1)        0.02         0.00(2)
  Net realized and unrealized gain
    (loss) on investments                       1.54            1.58          2.59        (0.69)        (0.17)          1.65
                                         -----------     -----------   -----------   -----------   -----------   -----------
      Total from investment operations          1.59            1.66          2.56        (0.69)        (0.15)          1.65
                                         -----------     -----------   -----------   -----------   -----------   -----------

Less distributions:
  Dividends from net investment income         (0.08)              -             -        (0.01)             -         (0.04)
  Distributions from net capital gains         (1.49)              -             -        (0.72)             -             -
  Distributions from tax return of
    capital                                                        -             -             -             -         (0.01)
                                         -----------     -----------   -----------   -----------   -----------   -----------
      Total distributions                      (1.57)              -             -        (0.73)             -         (0.05)
                                         -----------     -----------   -----------   -----------   -----------   -----------
  Net asset value, end of period         $     14.18     $     14.16   $     12.50   $      9.94   $     11.36   $     11.51
                                         ===========     ===========   ===========   ===========   ===========   ===========

TOTAL RETURN                                   11.36%(4)       13.28%        25.76%       (7.58)%       (1.30)%        16.77%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period              $43,004,190     $40,762,700   $34,978,400   $25,663,273   $25,760,283   $20,182,911

  Ratio of expenses to average net
    assets:
    Before expense reimbursement                1.57%(5)        1.67%         1.68%         1.64%         1.86%         1.97%
    After expense reimbursement                 1.45%(5)        1.45%         1.49%(3)        1.50%        1.50%        1.50%

  Ratio of net investment income (loss)
    to average net assets:
      Before expense reimbursement              0.55%(5)        0.39%        (0.49)%      (0.29)%       (0.18)%        (0.41)%
      After expense reimbursement               0.67%(5)        0.61%        (0.30)%      (0.15)%         0.12%         0.06%

  Portfolio turnover rate                      17.92%          41.01%        39.60%        68.27%        80.05%        96.48%

(1) Actual rate was (0.003).

(2) Actual rate was (0.004).

(3) Expense cap was decreased to 1.45% on August 4, 2003.

(4) Not annualized.

(5) Annualized.

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------
 10

                       (KIRR MARBACH PARTNERS VALUE FUND)

                       NOTES TO THE FINANCIAL STATEMENTS
                           MARCH 31, 2005 (UNAUDITED)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Kirr, Marbach Partners Funds, Inc. (the "Corporation") was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

  a) Investment Valuation - Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

  b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

  c) Income and Expenses - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

  d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

  e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

--------------------------------------------------------------------------------

                       (KIRR MARBACH PARTNERS VALUE FUND)

                           MARCH 31, 2005 (UNAUDITED)

  g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

2.  INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments by the fund: for the six months ended March 31, 2005, were as follows:

                       PURCHASES      SALES
U.S. Government        $        -   $        -
Other                  $6,851,231   $9,055,018

On December 21, 2004, a distribution of $0.0851 per share was declared. The dividend was paid on December 21, 2004, to shareholders of record on December 20, 2004. The tax character of distributions paid during the six months ended March 31, 2005 and the year ended September 30, 2004 was as follows:

                          2005        2004
Distributions paid
  from:
  Ordinary income      $  320,050          -
  Long-term capital
     gain               4,061,505          -
                       ----------   --------
                        4,381,555          -

At September 30, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments            $36,061,978

Gross unrealized
  appreciation                   5,901,055
Gross unrealized
  depreciation                  (1,828,502)
                               -----------
Net unrealized appreciation      4,072,553

Undistributed ordinary
  income                           320,050
Undistributed long-term
  capital gain                   4,061,505
Total distributable earnings     4,381,555

Total accumulated
  earnings/(losses)              8,454,108

At September 30, 2004 the Fund did not have any accumulated net realized capital loss carryovers nor did it have any post-October losses deferred at September 30, 2004.

3.  AGREEMENTS
The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the "Investment Adviser"). Pursuant to its Advisory Agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

On May 19, 2003, the Board of Directors of the Fund approved an amendment to the Expense Cap/Reimbursement Agreement with the Investment Adviser to reduce the expense cap from 1.50% to 1.45%. This adjustment came into effect on August 4, 2003. Consequently, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.45% of its average daily net assets until February 28, 2006. Accordingly, for the six months ended March 31, 2005, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of

--------------------------------------------------------------------------------
 12

                       (KIRR MARBACH PARTNERS VALUE FUND)

                           MARCH 31, 2005 (UNAUDITED)

$25,105. The Investment Adviser has agreed to continue the agreement through February 28, 2006. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

YEAR OF EXPIRATION  AMOUNT
    9/30/2005       $42,951
    9/30/2006       $58,394
    9/30/2007       $86,944
    9/30/2008       $25,105

As of March 31, 2005, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the six months ended March 31, 2005, the Fund incurred expenses of $8,651 pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

                           MARCH 31, 2005 (UNAUDITED)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On November 16, 2004, at an in-person meeting of the Board of Directors of the Kirr, Marbach Partners Fund, Inc. (the "Corporation"), the Directors, including a majority of the disinterested Directors, approved the continuation of the investment advisory agreement dated July 26, 2002 (the "Advisory Agreement") between the Corporation and Kirr, Marbach & Company LLC (the "Adviser"). In approving the Advisory Agreement, the Board reviewed materials provided by the Adviser, including a memorandum describing, among other things, the qualifications of the Adviser, the scope of services to be provided to the Fund and the prior performance of the Adviser. The Board also reviewed other information relating to the advisory services to be provided to the Fund, including certain comparative data provided by a third party service provider. The Board of Directors then considered a number of factors in approving the Advisory Agreement.

The Board of Directors considered the nature, extent and quality of services to be provided to the Fund by the Adviser. It was noted that, as described in the Adviser's memorandum, the Adviser has significant experience providing investment advice and is qualified to provide investment advisory services to the Fund. In addition, it was noted that the Adviser promoted a culture of compliance. The Board then considered the prior performance of the Adviser, including the investment results achieved by the Adviser for the Fund. It was noted that the prior performance of the Adviser was acceptable in comparison to the relevant benchmarks (i.e., the Russell c and S&P 500) and comparable investment companies (i.e., midcap value investment companies with $0-50 million under management). The Board considered information relating to the Fund's fees, costs and expense ratios and compared such fees, costs and expense ratios to competitive industry fee structures and expense ratios. Specifically, the Board reviewed charts prepared by the administrator based on data complied by a nationally recognized third party comparative data provider. In connection with this, the Board also considered the control of the Fund's operating expenses through the expense cap agreement, and noted that the current expense cap agreement is favorable in comparison to similar funds (i.e., midcap value funds with $0-50 million under management) as evidenced by the comparative data presented at the meeting. The Board considered whether the Adviser would receive any fall-out benefits through its relationship with the Fund, and it was noted that because none of the other service providers to the Fund are affiliated with the Adviser, there are no identifiable material fall-out benefits accruing to the Adviser. The Board considered the Adviser's cost of providing services to the Fund and the profitability of its relationship to the Fund. It was noted that the Adviser's profitability was in line with its profitability for providing investment advice to its separate account clients given the current expense cap agreement, and the Board noted that the Adviser's profit in connection with its services to the Fund appeared reasonable. The Board considered whether economies of scale were being realized that could justify reduced expenses for the Fund. The Board noted that current assets levels had not significantly changed from prior years and that the Fund had not yet realized any economies of scale that could be passed along to shareholders through reduced expenses.

In its deliberations, the Board did not identify any single consideration or particular piece of information that was all important or controlling in determining whether to approve the Advisory Agreement. The Board evaluated all information presented to it and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed and such other matters as the Board (and each director) considered relevant in the exercise of its (or such directors) reasonable judgment.

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on From N-Q, which is available on the SEC's website at www.SEC.com. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. For information on the on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund will post its

--------------------------------------------------------------------------------
 14

                           MARCH 31, 2005 (UNAUDITED)

complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund's website on or soon after the 21st day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund's Proxy Voting Policies and Procedures and information about the Fund's proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC's website at http://www.sec.gov.

--------------------------------------------------------------------------------

                                   DIRECTORS
                              Mark D. Foster, CFA
                                Mickey Kim, CFA
                                Jeffrey N. Brown
                                Mark E. Chesnut
                               John F. Dorenbusch

                               PRINCIPAL OFFICERS
                         Mark D. Foster, CFA, President
            Mickey Kim, CFA, Vice President, Treasurer and Secretary

                               INVESTMENT ADVISER
                          Kirr, Marbach & Company, LLC
                             621 Washington Street
                            Columbus, Indiana 47202

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                          DIVIDEND - DISBURSING AGENT
                        U.S. Bancorp Fund Services, LLC
                                  Third Floor
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    KPMG LLP
                              303 E. Wacker Drive
                            Chicago, Illinois 60601

                                 LEGAL COUNSEL
                              Kirkland & Ellis LLP
                              200 E. Randolph Dr.
                            Chicago, Illinois 60601

         This report should be accompanied or preceded by a prospectus.

 The Fund's Statement of Additional Information contains additional information about the Fund's directors and is available without charge upon request by calling: 1-800-808-9444.

(SEMI-ANNUAL REPORT GRAPHIC)

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable to Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

  (a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

  (b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

         (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

         (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)               Kirr Marbach Partners Funds, Inc.
                                    ---------------------------------

         By (Signature and Title)
                                 --------------------------------------

                                    Mark D. Foster, President

         Date   June 8, 2005



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*
                                    -----------------------------------

                                    Mark D. Foster, President

         Date   June 8, 2005

         By (Signature and Title)*
                                   ------------------------------------

                                    Mickey Kim, Treasurer

         Date   June 8, 2005

* Print the name and title of each signing officer under his or her signature.